                                                                   EXHIBIT 10.16
                                                                          PAGE 1

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                         _____________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "CHARTER COMMUNICATIONS ENTERTAINMENT II, L.P.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF APRIL, A.D. 1995, AT 1:30 O'CLOCK P.M.

                                   (SEAL)    /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2500493 8100                                 AUTHENTICATION:     7656303

950221976                                              DATE:     09-27-95

                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                 CHARTER COMMUNICATIONS ENTERTAINMENT II, L.P.


          This Certificate of Limited Partnership of Charter Communications Entertainment II, L.P. (the "Partnership"), dated as of April 19, 1995, is being duly executed and filed by CCT Holdings Corp., a Delaware corporation, as general partner, to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, Title 6 Delaware Code, Chapter 17.

          1. The name of the limited partnership is Charter Communications Entertainment II, L.P.

          2. The address of the Partnership's registered office in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Partnership's registered agent for service of process at such address is The Corporation Trust Company.

          3. The name and business address of the sole general partner of the Partnership is:

                    CCT Holdings Corp.
                c/o Charter Communications, Inc.
                    12444 Powerscourt Drive
                    St. Louis, Missouri  63131

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Charter Communications Entertainment II, L.P. as of the date first above written.

                              CHARTER COMMUNICATIONS
                                   ENTERTAINMENT II, L.P.

                              By:  CCT Holdings Corp.,
                                   general partner

                                   By: /s/ Neil A. Torpey
                                       ---------------------------------
                                       Name: Neil A. Torpey
                                       Title: Assistant Secretary